FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK
                            ("First Ameritas Life")

                 FIRST AMERITAS VARIABLE LIFE SEPARATE ACCOUNT
                FIRST AMERITAS VARIABLE ANNUITY SEPARATE ACCOUNT
                             ("Separate Accounts")

                                 Supplement to
                              OVERTURE ENCORE! II,
       OVERTURE Annuity III-Plus, OVERTURE ACCLAIM! and OVERTURE ACCENT!
                         Prospectuses Dated May 1, 2003

                         Supplement Dated July 12, 2010


This supplement amends certain disclosures contained in the above-referenced prospectuses. Please keep this supplement together with your prospectus for future reference.

Effective as of July 1, 2010, Summit Investment Advisors, Inc. ("SIA") is responsible for the day-to-day management of certain Calvert Variable Products, Inc. Portfolios and has assumed all of the rights and obligations of Summit Investment Partners, Inc. ("SIP") under the Investment Subadvisory Agreement between SIP and Calvert Asset Management Company, Inc., the Advisor to the Portfolios, dated December 12, 2008. This change is the result of an internal corporate reorganization. Due to the common ownership, management and control of SIA and SIP this change does not constitute an "assignment" under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. SIA is an indirect subsidiary of UNIFI Mutual Holding Company, the ultimate parent of First Ameritas Life.

Accordingly, as of July 1, 2010, all funds that were previously sub-advised by SIP are now sub-advised by SIA. Therefore, all references to SIP are changed to read SIA in the INVESTMENT OPTIONS section of your prospectus.

All other provisions of your Policy remain as stated in your Policy and prospectus, as previously amended.

  Please retain this Supplement with the current prospectus for your variable
       Policy issued by First Ameritas Life Insurance Corp. of New York.
            If you do not have a current prospectus, please contact
                     First Ameritas Life at 1-800-745-1112.